                                                                   ORIGINAL
                       LOAN AND STOCK PURCHASE AGREEMENT




                                                               Exhibit 10.5





         THIS LOAN AND STOCK PURCHASE AGREEMENT ("Agreement") is made and entered into this 20th day of November, 1995, by and between WESTMINSTER CAPITAL, INC., a California Corporation ("Westminster"), and PINK DOT, INC., a California Corporation ("Pink Dot").

                                    RECITALS

         A. Pink Dot conducts business as a discount retailer of liquor and other grocery products. Pink Dot currently operates two retail stores, one at 8049 Sunset Boulevard, West Hollywood, California, and one at 11266 Santa Monica Boulevard, Los Angeles, California.

         B. Pink Dot desires to expand its retail business by opening additional stores, with the ultimate expectation of taking the company public.

         C. Westminster is interested in loaning Pink Dot funds for expansion and Pink Dot is interested in borrowing funds from Westminster, on the terms and conditions set forth herein.

         NOW, THEREFORE in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

         1. Westminster agrees to loan up to Two Million Five Hundred Thousand Dollars ($2,500,000) (the "Loan") to Pink Dot on the terms and conditions set forth in this Agreement.

         2. Westminster will advance the first One Million Dollars ($1,000,000) of the Loan to Pink Dot at such times and in such amounts as Pink Dot shall request. Westminster shall fund each advance within two (2) business days after receipt of a written request from Pink Dot, which request shall identify the intended use of the funds. Such requests may not be made more frequently than once each week, and the minimum amount of each advance requested shall be Ter, Thousand Dollars ($10,000). The Loan will be evidenced by a Promissory Note (the "Note") in the form of Exhibit "A" attached hereto and made a part hereof by reference. The Note will be secured as provided in this Agreement.

         3. The One Million Dollar ($1,000,000) advance shall be used solely for the purpose of opening three (3) additional stores, similar in size, design and layout to the two (2) existing stores. The location of the additional stores shall be subject to the reasonable approval of Westminster. Pink Dot agrees to use best efforts to open all three (3) additional stores within one (1) year after the date of this Agreement.

         4. At such time as the third (3rd) additional store has been opened and is conducting regular business operations, Westminster shall have the following options:

                 (a) To advance an additional One Million Five Hundred Thousand Dollars ($1,500,000) of the Loan; or

                 (b) To decline to advance any additional amount of the Loan.

          The election of option (a) or (b) may be made any time after the funding of the first $1,000,000 advance. However, such election must be made by Westminster within ten (10) business days after Pink Dot notifies Westminster that the third (3rd) additional store has been opened and is conducting regular business (the "Notification Date"). If Westminster fails to elect either option (a) or (b) by written notice to Pink Dot within ten (10) business days after the Notification Date, then Westminster shall be deemed to have elected option (b).

          5. Immediately upon execution of this Agreement, Westminster shall be issued common stock of Pink Dot in an amount such that after the issuance Westminster will own thirty-two and one-half percent (32 1/2%) of the total issued and outstanding shares of common stock Pink Dot. In consideration of the issuance of such stock, Westminster shall concurrently pay to Pink Dot the sum of One Hundred Dollars ($100). Pink Dot agrees that until such time as Westminster has made (or is deemed to have made) its election under Paragraph 4, Pink Dot will not issue any additional capital stock or other equity interest in Pink Dot stock) to any other person or entity, nor will Pink Dot issue options, warrants, convertible securities or any other instrument which is convertible into capital stock of Pink Dot. Concurrently with the issuance of stock to Westminster, Westminster, Pink Dot and all shareholders of Pink Dot will execute a Shareholders Agreement in the form of EXHIBIT "B" attached hereto and made a part hereof by reference. The obligation of Westminster to fund the Loan is conditioned upon the issuance oil common stock to Westminster and the execution of the Shareholders Agreement.

          6. Notwithstanding that shares of Pink Dot will be immediately issued to Westminster, the share certificate evidencing Westminster's shares, together with a stock power duly executed by Westminster assigning such shares back to Pink Dot, shall be delivered to Bruce R. Greene, Esq., who shall serve as escrow holder pursuant to escrow instructions to be executed by Westminster and Pink Dot. Such escrow instructions will provide that escrow holder is to hold the share certificate and stock power until it is authorized to release same to either Westminster or Pink Dot, as the case may be, in accordance with the provisions of this Agreement. The escrow instructions will further provide that Westminster will retain all rights of ownership of such shares while they are held in escrow, including, but not limited to, the right to vote same, but Westminster will not have the power to sell, transfer or otherwise dispose of or encumber Such shares while they are held in escrow.

          7. If Westminster timely elects option (a) under Paragraph 4, then the escrow shall be immediately terminated and the share certificate and stock power will be delivered to Westminster, provided that Westminster concurrently makes an additional capital contribution to Pink Dot in the amount of Five Hundred Thousand Dollars ($500,000). Additional advances of the Loan shall be made in the same manner as set forth in Paragraph 2.

          8.     If Westminster elects (or is deemed to have elected) option
(b) under Paragraph 4, then the Note will be repayable in accordance with its terms. In such event Westminster agrees to immediately reassign and transfer all of its shares of common stock to Pink Dot and Pink Dot agrees to repurchase such shares for the sum of One Hundred Dollars ($100), and to that end the escrow shall be immediately terminated the share certificate and stock power will be delivered to Pink Dot.

          9. The Note will be secured by a first priority security interest in certain assets of Pink Dot, as set forth in the Security Agreement, a copy of which is attached hereto, marked EXHIBIT "C" and made a part hereof by reference. Pink Dot represents and warrants to Westminster that it is the owner of all of the assets described in the Security Agreement and that such assets are not subject to any other liens, encumbrances or security interests.

          10. The Note will be further secured by leasehold deeds of trust ("Deeds of Trust"), in the form of EXHIBIT "D" attached hereto and made a part hereof by reference, covering Pink Dot's leasehold interest in all existing stores and all stores which it may open hereafter. Pink Dot will obtain the written consent of each of its landlords to the execution and recordation of the Deeds of Trust. Concurrently with the execution of this Agreement, Pink Dot will execute and deliver to Westminster Deeds of Trust covering the two (2) existing stores. Within five (5) business days after the commencement date of each lease with respect to additional stores, Pink Dot will execute and deliver a Deed of Trust therefor.

          11. All notices required or permitted to be given pursuant to this Agreement shall be in writing, and shall be delivered either personally, by overnight delivery service or by U.S. certified or registered mail, postage prepaid, return-receipt requested and addressed to the parties at their respective addresses as they appear below their signatures hereon. Notices may also be given by facsimile transmission to the facsimile telephone numbers which appear below the parties' respective signatures hereon, provided that either (a) receipt of the facsimile transmission is acknowledged in writing by the receiving party, which may also be by a facsimile transmission, or (b) the transmitting party obtains a written confirmation from its own facsimile machine showing that the entire transmission was transmitted to the receiving party, without interruption, and a copy of the notice is also sent by one of the other above-described methods of service. The parties may change their addresses or facsimile telephone numbers for notice by giving notice of such change in accordance with this section. Notices sent by overnight delivery service shall be deemed received on the business day following the date of deposit with the delivery service. Mailed notices shall be deemed received upon the earlier of the date of delivery shown on the return-receipt, or the second business day after the date of mailing. Notices sent by facsimile transmission shall be deemed served on the date of transmission, provided that such notices are sent during regular business hours, otherwise on the next business day.

          12. This Agreement has been executed in and is to be performed in the State of California, and this Agreement shall be interpreted in accordance with the laws of the State of California.

          13. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, assigns, successors-in-interest, and legal representatives.

          14. This Agreement may not be amended, modified or altered except by a written instrument executed by all parties hereto.

          15. No party has made any representations, warranties, covenants or promises relating to the subject matter of this Agreement except as set forth herein, and any prior agreements or understandings not specifically set forth herein shall be of no force or effect. This Agreement constitutes the entire agreement of the parties relative to the subject matter hereof. Without limiting the generality of the foregoing, it is understood and agreed that this Agreement supersedes that written letter of intent dated September 15, 1995.

          16. If any provision of this Agreement is declared by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall nevertheless be given full force and effect.

          17. As used herein, the masculine, feminine or neuter gender, and the singular or plural number, shall each be deemed to include the others whenever the context so indicates.

          18. Should any party be required to bring legal action (including arbitration) to enforce his rights under this Agreement, the prevailing party in such action shall be entitled to recover from the losing party his reasonable attorneys' fees and costs in addition to any other relief to which he is entitled. Such recovery of attorneys' fees shall include any attorneys' fees incurred in connection with any bankruptcy or reorganization proceeding, including stay litigation. The parties further agree that any attorneys' fees incurred in enforcing any judgment are recoverable as a separate item, and that this provision is intended to be severable from the other provisions of this Agreement, shall survive the judgment, and is not to be deemed merged into the judgment.

          19. Any controversy or claim arising out of or relating to this Agreement, or breach thereof, shall be settled by binding arbitration in Los Angeles, California, in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect, and judgment upon the award rendered by the arbitrators) may be entered in any court of competent jurisdiction. The cost of arbitration shall be borne by the losing party, or, if there is no losing party, as the arbitrator(s) shall determine.

          In any arbitration proceedings relative to this Agreement, or breach thereof, all parties shall have the right to take depositions and to obtain discovery regarding the subject matter of the arbitration pursuant to California Code of Civil Procedure Section 1283.05, or any successor statute.

          Service of any Petition to confirm or vacate the Arbitration award and Notice of Hearing thereon may be made by certified or registered mail, return-receipt requested, or by personal delivery.

          The arbitrator(s) shall apply California substantive law and California Evidence Code to the proceeding. The arbitrators shall have the power to grant all legal and equitable remedies, including the power to award punitive damages. Upon request of either party, the arbitrators shall prepare a written statement of his decision and the award, including factual findings and legal reasoning. The arbitrator(s) shall not have the power to commit errors of law or legal reasoning, and the commission of an error of law or legal reasoning shall be grounds for vacating or correcting the award pursuant to California Code of Civil Procedure Sections 1286.2 or 1286.6.

          20. This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one (1) and the same instrument.

          21. The failure of any party, at any time, to require timely performance by any other party of any provision of this Agreement shall not affect such party's rights thereafter to enforce the same, nor shall the waiver by any party of any breach of any provision of this Agreement, whether or not agreed to in writing, be taken or held to be a waiver of the breach of any other provision or a waiver of any subsequent breach of the same provision of this Agreement. No extension of time for the performance of any obligation or act hereunder shall be deemed to be an extension of time for the performance of any other obligation or act hereunder.

          22. The parties agree to perform such further acts and to execute, acknowledge and deliver such documents as may be necessary to effectuate the provisions of this Agreement.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

WESTMINSTER CAPITAL, INC., a California            PINK DOT, INC., a California Corporation
Corporation




By  /s/ W BELZBERG                         By          [SIG]
    -------------------------------            --------------------------------
    William Belzberg, President                William Toro, President

Address:                                   Address:

9665 Wilshire Boulevard, Mezzanine Suite   12658 Washington Boulevard, Suite 201
Beverly Hills, California 90212            Los Angeles, California 90066

Fax No.: (310) 271-6274                    Fax No.: (310) 306-8675

                                  EXHIBIT "A"

                                PROMISSORY NOTE


                                  EXHIBIT "B"

                             SHAREHOLDERS AGREEMENT


                                  EXHIBIT "C"

                               SECURITY AGREEMENT


                                  EXHIBIT "D"

                                 DEEDS OF TRUST

                            SECURED PROMISSORY NOTE





$2,500,000                                        _________________ , 1995
                                                   Los Angeles, California



          FOR VALUE RECEIVED, the undersigned PINK DOT, INC., a California Corporation ("Maker"), promises to pay to the order of WESTMINSTER CAPITAL, INC., a California Corporation ("Holder", which term shall include any subsequent holder of this Note), at 9665 Wilshire Boulevard, Mezzanine, Beverly Hills, California 90212 (or at such other place as Holder shall designate in writing) in lawful money of the United States of America, the aggregate principal sum of Two Million Five Hundred Thousand Dollars ($2,500,000), or so much thereof as shall be advanced by Holder to Maker, with interest from the date of each Advance (as defined herein) at the rate (the "Interest Rate") described below.

          1. INTEREST RATE. The Interest Rate shall be a variable rate of interest equal to the lesser of (a) the "Prime Rate" as publicly announced from time to time by Bank of America, or (b) the greater of ten percent (10%) per annum or the rate established by the Federal Reserve Bank of San Francisco on advances to member banks under Section 13 and 13(a) of the Federal Reserve Act in effect on the twenty-fifth (25th) day of the month immediately preceding the date of this Note plus five percent (5%) per annum. Any change in the Interest Rate resulting from a change in the Prime Rate shall be effective on the first
(1st) day of the fourth (4th month) after the date of such change. If the Prime Rate of Bank of America is no longer available, then the Interest Rate shall be determined by reference to the Prime Rate of another nationally recognized bank selected by Holder. Maker acknowledges that the Prime Rate is a discretionary rate publicly announced by Bank of America from time to time and does not necessarily reflect the rate of interest that Bank of America charges to its best or most credit-worthy customers. Interest shall be computed at the Interest Rate on the basis of the actual number of days which the Outstanding Principal Balance (as defined herein) is outstanding divided by three hundred sixty (360), which shall, for the purposes of this Note, be considered to be one (1) year.

          2. OUTSTANDING PRINCIPAL BALANCE. All references to the "Outstanding Principal Balance" shall mean the aggregate amount of all Advances of principal made under this Note, less any principal repaid.

          3. INSTALLMENT PAYMENTS. Interest shall accrue on the Outstanding Principal Balance and there shall be no payments of principal or interest due under this Note for a period of three (3) years from the date of this Note. All accrued interest during such time period shall become part of the Outstanding Principal Balance. Commencing on the first (1st) day of the first (1st) month immediately following a date which is three (3) years after the date of this Note and continuing on the first (1st) day of each third (3rd) month thereafter, this Note shall be payable in installments ("Installments") of principal and interest in an amount which will fully amortize the Outstanding Principal Balance over a fifteen (15) year period. Installments will continue to be payable until the Maturity Date (as defined herein).

          4. LATE CHARGE. In the event that Maker fails to pay any Installment due hereunder, or any portion thereof, within Ten (10) days after the due date thereof, Maker agrees to pay a late charge equal to five percent (5%) of the overdue amount. Maker acknowledges that it would be extremely difficult or impracticable to determine Holder's actual damages resulting from any late payment, and this late charge is a reasonable estimate of those damages. Acceptance of any late charge shall not limit any of Holder's other rights or remedies under this Note, or under any other documents or agreements securing or evidencing the indebtedness evidenced by this Note (the "Loan Documents").

          5. APPLICATION OF PAYMENTS. All payments on this Note shall be applied first to the payment of any sums advanced by Holder pursuant to the Loan Documents (other than Advances of principal), together with interest thereon from the date of advance until repaid at the Default Rate (as defined herein), then to



                                   EXHIBIT A
the payment of any late charges, then to the payment of accrued and unpaid interest, and then to the reduction of the Outstanding Principal Balance.

          6. PREPAYMENT RIGHT. Maker shall have the right to prepay at any time, in whole or in part, the Outstanding Principal Balance of this Note, without premium or penalty.

          7. MATURITY. Notwithstanding anything in this Note to the contrary, the entire Outstanding Principal Balance shall become immediately due and payable upon the earliest to occur of the following (the "Maturity Date"):
(a) date which is six (6) years after the date of this Note; (b) the sale of all or substantially all of the assets of Maker or the common stock of Maker to a third party; (c) the consummation of a private or public offering of stock of Maker; or (d) if Holder has elected not to fund in excess of One Million Dollars ($1,000,000), as provided in the Loan Agreement (as defined herein), a date which is two (2) years after the Notification Date (as defined in the Loan Agreement).

          8. MODIFICATIONS. From time to time, without affecting the obligation of Maker to pay the Outstanding Principal Balance or to observe the covenants of Maker contained herein, without affecting the guaranty of any person for payment of this Note, and without giving notice to or obtaining the consent of Maker or any guarantor of this Note, Holder may, at the option of Holder, extend the time for payment of the Outstanding Principal Balance or any part thereof, reduce the Installments or other payments hereunder, release any person liable hereunder, accept a renewal or extension of this Note, join in any extension or subordination agreement, release any security given herefor, take or release other or additional security, or agree in writing with Maker to modify the Interest Rate or any other provision of this Note.

          9. EVENTS OF DEFAULT. Time is of the essence hereof. Upon the occurrence of any of the following events (the "Events of Default"), payment of the entire Outstanding Principal Balance and accrued interest on this Note shall, at the option of Holder, be accelerated and shall be immediately due and payable without notice or demand. In such event, Holder shall have the right, in addition to all other rights and remedies hereunder or under the Loan Documents, to foreclose or to require foreclosure of any or all liens securing the payment hereof:

                 (a)      Failure of Maker to pay any Installment within ten
(10) days after the due date thereof;

                 (b) Failure of Maker to pay the Outstanding Principal Balance in full on the Maturity Date;

                 (c) Default by Maker in the performance of any other obligation of Maker under this Note, which is not cured within any applicable grace period specified herein; or

                 (d) Default by Maker under any provision of the Security Agreement (as defined herein) or any of the other Loan Documents, which is not cured within any applicable grace period specified therein;

         10. DEFAULT RATE. In the event that Maker (a) fails to pay any Installment within ten (10) days after the due date thereof, or (b) fails to pay the Outstanding Principal Balance in full on the Maturity Date, the amount past due (including any acceleration of the Outstanding Principal Balance), and unpaid shall bear interest at an annual rate equal to the lesser of (i) the then applicable Interest Rate plus five percent (5%), or (ii) the greater of ten percent (10%) per annum or the rate established by the Federal Reserve Bank of San Francisco on advances to member banks under Section 13 and 13 (a) of the Federal Reserve Act in effect on the twenty-fifth (25th) day of the month immediately preceding the date of this Note plus five percent (5%) per annum (the "Default Rate"), computed from the date on which said amount was due and payable until paid. The charging or collecting of interest at the Default Rate shall not limit any of Holder's other rights or remedies under this Note, or under any of the Loan Documents.

         11. SECURITY. The payment of this Note is secured by, among other things, a security agreement (the "Security Agreement") liening and encumbering certain personal property of Maker, as more particularly described therein.

         12. GOVERNING LAW. Maker, and each endorser, cosigner and guarantor of this Note, acknowledges and agrees that this Note is made and is intended to be paid and performed in the State of California and the provisions hereof will be construed in accordance with the laws of the State of California and, to the extent that federal law may preempt the applicability of state laws, federal law. Maker, and each endorser, cosigner and guarantor of this Note further agree that upon the occurrence of an Event of Default, this Note may be enforced in any court of competent jurisdiction in the State of California, and they do hereby submit to the jurisdiction of such courts regardless of their residence.

         13. REMEDIES CUMULATIVE; WAIVER. The remedies of Holder, as provided herein or in the Security Agreement or any other Loan Documents, shall be cumulative and concurrent, and may be pursued singularly, successively or together, in the sole discretion of Holder, and may be exercised as often as occasion therefor shall arise. No act of omission or commission of Holder, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same; such waiver or release to be affected only through a written document executed by Holder and then only to the extent specifically recited therein. Without limiting the generality of the preceding sentence, acceptance by Holder of any payment with knowledge of the occurrence of an Event of Default by Maker shall not be deemed a waiver of such Event of Default, and acceptance by Holder of any payment in an amount less than the amount then due hereunder or under the other Loan Documents shall be an acceptance on account only and shall not in any way affect the existence of an Event of Default hereunder or under any of the other Loan Documents. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

         14. NOTICES. Any notices required or permitted under this Note shall be given in accordance with the notice provisions contained in the Security Agreement.

         15. NO USURY INTENDED. All agreements between Maker and Holder are expressly limited so that in no contingency or event whatsoever, whether by reason of: error of fact or law; payment, prepayment or advancement of the proceeds hereof; acceleration of maturity of the Outstanding Principal Balance, or otherwise, shall the amount paid or agreed to be paid to Holder hereof for the use, forbearance or retention of the money to be advanced hereunder, including any charges collected or made in connection with the indebtedness evidenced by this Note which may be treated as interest under applicable law, if any, exceed the maximum legal limit (if any such limit is applicable) under United States federal law or state law (to the extent not preempted by federal law, if any), now or hereafter governing the interest payable in connection with such agreements. If, from any circumstances whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due shall involve transcending the limit of validity (if any) prescribed by law which a court of competent jurisdiction may deem applicable hereto, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstances, Holder shall ever receive as interest an amount which would exceed the maximum legal limit (if any such limit is applicable), such amount which would be excessive interest shall be applied to the reduction of the Outstanding Principal Balance due hereunder and not to the payment of interest or, if necessary, rebated to Maker. This provision shall control every other provision of all agreements between Maker and Holder.

         16. PURPOSE OF LOAN. Maker certifies that the loan evidenced by this Note is obtained for business or commercial purposes and that the proceeds thereof shall not be used for personal, family, household or agricultural purposes.

         17.     MISCELLANEOUS PROVISIONS.

                 (a) Maker, and each endorser, cosigner and guarantor of this Note expressly grants to Holder the right to release or to agree not to sue any other person, or to suspend the right to enforce this Note against such other person or to otherwise discharge such person; and Maker, and each endorser, cosigner and guarantor agrees that the exercise of such rights by Holder will have no effect on the liability of any other person, primarily or secondarily liable hereunder. Maker, and each endorser, cosigner and guarantor of this Note waives, to the fullest extent permitted by law, demand for payment, presentment for payment, protest, notice of protest, notice of dishonor, notice of nonpayment, notice of acceleration of maturity, diligence in taking any action to collect sums owing hereunder, any duty or obligation of Holder to effect, protect, perfect, retain or enforce any security for the payment of this Note or to proceed against any collateral before otherwise enforcing this Note, and the right to plead as a defense to the payment hereof any statute of limitations.

                 (b) This Note and each payment of principal and interest hereunder shall be paid when due without deduction or setoff of any kind or nature whatsoever.

                 (c) Maker agrees to reimburse Holder for all costs, including, without limitation, reasonable attorneys' fees, incurred to collect this Note if this Note is not paid when due, including, but not limited to, attorneys' fees incurred in connection with any bankruptcy proceedings instituted by or against Maker (including relief from stay litigation).

                 (d) If Maker shall fail to perform or cause to be performed any of the terms, agreements or covenants of Maker contained in this Note or in any of the other Loan Documents, Holder may, in Holder's sole discretion, but without any duty to do so and without waiving any default, perform any of such terms, agreements or covenants, and all sums advanced or expended by Holder in the performance thereof, together with interest thereon from the date of the respective advance or expenditure at the Default Rate, shall be due and payable on demand and such sums and interest thereon shall be secured by the Security Agreement and the other Loan Documents securing this Note.

                 (e) If any provision hereof or of any of the other Loan Documents is, for any reason and to any extent, invalid or unenforceable, then neither the remainder of the document in which such provision is contained, nor the application of the provision to other persons, entities or circumstances, nor any of the other Loan Documents, shall be affected thereby, but instead shall be enforceable to the maximum extent permitted by law.

                 (f) This Note shall be a joint and several obligation of each person comprising Maker, and of all endorsers and cosigners hereof and shall be binding upon them and their respective heirs, personal representatives, successors and assigns.

                 (g) This Note may not be modified or amended orally, but only by a modification or amendment in writing signed by Holder and Maker.

                 (h) When the context and construction so require, all words used in the singular herein shall be deemed to have been, used in the plural and the masculine shall include the feminine and neuter and vice versa. The word "person" as used herein shall include any individual, company, firm, association, partnership, corporation, trust or other legal entity of any kind whatsoever.

                 (i) The headings of the paragraphs and sections of this Note are for convenience of reference only, are not to be considered a part hereof and shall not limit to otherwise affect any of the terms hereof.

                 (j) In the event that at any time any payment received by Holder hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall otherwise be deemed to be due to any party other than Holder, then, in any such event, the obligation to make such payment shall survive any cancellation of this Note and/or return thereof to Maker and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and the amount of such payment shall bear interest at the Default Rate from the date of such final order until repaid hereunder.

                 (k) This Note is the same Note that is described in that certain Loan and Stock Purchase Agreement (the "Loan Agreement") of even date herewith between Maker and Holder.


         IN WITNESS WHEREOF Maker has executed this Promissory Note as of the day and year first above written.


                                 PINK DOT, INC., a California Corporation


                                 By              [SIG]
                                     -----------------------------------
                                     William Toro, President

                             SHAREHOLDERS AGREEMENT
                                       OF
                                 PINK DOT, INC.





         THIS SHAREHOLDERS AGREEMENT OF PINK DOT, INC. ("Agreement") is made and entered into as of the ____________ day of November ____, by and among WESTMINSTER CAPITAL INC., a California Corporation ("Westminster"), WILLIAM TORO ("Toro"), ARTHUR J. ZONNEVELD ("Zonneveld"), RUSSELL R. STRATTON ("Stratton"), ALEX ROSENBERG ("Rosenberg"), and PINK DOT, INC., a California Corporation ("Corporation").

                                    RECITALS

         A.      The Corporation is authorized to issue
________________________ (_________________) shares of common stock ("Shares"), of which ___________________ (_________________) Shares are issued and outstanding as follows:

         NAME             NUMBER OF SHARES            SHAREHOLDER INTEREST
         Westminster      ___________________               32 1/2%
         Toro             ___________________               ____%
         Zonneveld        ___________________               2%
         Stratton         ___________________               2%
         Rosenberg        ___________________               ____%


Westminster, Toro, Zonneveld, Stratton, and Rosenberg are sometimes collectively referred to herein as the "Shareholders". As used herein, the term "Shareholder Interest" shall mean, at any time, the number of Shares of the Corporation owned by a Shareholder divided by the total number of Shares of the Corporation then issued and outstanding. The Shareholder interest of each of the Shareholders is set forth above.

         B. The Shareholders desire, for their mutual benefit, to place certain transfer restrictions on the Shares, and to define certain of their rights and obligations as shareholders of the Corporation.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties agree as follows:

         1. BUSINESS OF THE CORPORATION. The business of the Corporation shall be the discount retail sale of liquor and other grocery products.

         2. TRADEMARK. All rights to the tradename/trademark "Pink Dot" shall be owned by the Corporation, and Toro hereby assigns to the Corporation all of his right, title and interest in such tradename/trademark.

         3.      Shares.

         3.1 All shares of the Corporation owned by the Shareholders are fully paid and non-assessable.

         3.2 The Articles of Incorporation of Pink Dot shall be immediately amended duly establish Pink Dot as a statutory close corporation under California Corporations Code section 158.


                                   EXHIBIT B

                 3.3 Subject to the provisions of this paragraph, the holders of common shares of the Corporation shall have the right to purchase, during the period or periods, at the prices and on the other terms and conditions fixed by the Board of Directors of the Corporation, any common shares of the Corporation, and any rights, options, warrants, or other instruments or securities exchangeable for or convertible into common shares or evidencing any right to subscribe for, purchase, or otherwise acquire common shares, which may be issued from time to time for cash or evidences of indebtedness.

         The portion of the securities each holder of common shares shall have the initial right to purchase in any issuance subject to this paragraph shall be in the same ratio to the total number of securities to be issued as the number of common shares held of record by that shareholder on the date set for the determination of shares entitled to that right bears to the total number of common shares at the time outstanding.

         Any offering of common shares pursuant to the right set forth in this paragraph shall provide that shareholders who have purchased securities in any such offering shall have the additional right also to purchase any securities not purchased by other shareholders. The portion of the unsold securities each purchasing shareholder shall have the right to purchase pursuant to the additional right shall be in the same ratio to the total number of unsold securities as the number of common shares purchased by that shareholder pursuant to the initial right bears to the total number of common shares initially purchased by all shareholders. Unpurchased securities shall be re-offered to purchasing shareholders so that holders of common shares have a reasonable opportunity to purchase all securities subject to those holders' purchase rights. Any shares then remaining unsold may be sold by the Corporation on the terms and conditions set forth in the notice without further offering them to holders of common shares.

         4.      MANAGEMENT AND CONTROL.

                 4.1 The Corporation shall be managed and all corporate powers shall be exercised by a Board of Directors, which shall consist of four
(4) persons. Notwithstanding the Shareholder Interests, two (2) members of the Board of Directors shall be elected by Westminster, and the two (2) members of the Board of Directors shall be elected by Toro.

                 4.2 Each director shall have one (1) vote and all decisions made by three (3) or more of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors. Three (3) directors shall constitute a quorum.

                 4.3 The Corporation shall have the following officers, who shall be elected by and subject to the direction of the Board of Directors. Until changed by the vote of the board of directors, the officers of the Corporation shall be as follows:

         Toro             -       President
         ___________      -       Secretary
         ___________      -       Chief Financial Officer

                 4.4 Subject to the control of the Board of Directors, Toro, in his capacity as President of the Corporation, shall be responsible for the day-to-day management of the Corporation, including, but not limited to, primary responsibility for all sourcing and quality control of merchandise, supervision of all employees and contractors, and overseeing marketing, sales, advertising and all other aspects of business operations.

                 4.5 There shall be no regular meetings of the Shareholders or the Board of Directors, but special meetings may be called at any time in accordance with the Bylaws of the Corporation.

         5.      RESTRICTIONS ON TRANSFER.

                 5.1 No Shareholder shall Sell, assign, transfer or otherwise dispose of, or encumber or otherwise pledge or hypothecate (any of the foregoing being referred to herein as a "Transfer") any of his Shares, except (a) to another Shareholder, or (b) with the prior written consent of the other Shareholders, or (c) as expressly authorized by this Agreement.

                 5.2 Any Shareholder ("Transferor") who has received a bona fide offer, whether or not solicited by him, to Transfer any or all of his Shares, other than to another Shareholder or to a trust described in Paragraph 5.7, and who intends to accept such offer, shall first give the other Shareholders and the Corporation written notice ("Transfer Notice") of his intention to do so. The Transfer Notice shall specify the name and address of the offeror, the number of Shares proposed to be transferred, the price, and all other terms of the offer. For a period of thirty (30) days following receipt of the Transfer Notice, the other Shareholders shall have the option, pro rata according to their respective Shareholder Interests, to purchase all of the Shares (including any Shares which may be owned or held by a spouse as provided in Paragraph 7) specified in the Transfer Notice on the following terms and conditions:

                          (a) Each Shareholder electing to purchase shall give the Transferor, the Corporation and the other Shareholders written notice of the exercise of his option and the number of Shares desired to be purchased.

                          (b) The purchase price of the Shares and terms of purchase shall be the same as set forth in the Transfer Notice, except that the closing shall not be less than sixty (60) days after the date of the Transfer Notice.

                          (c) At the closing, the Transferor shall tender his certificates representingthe Shares to be purchased, appropriately endorsed, and the purchasing Shareholders shall deliver the consideration therefor.

                 5.3 If any Shareholder fails to exercise his option to purchase Shares of the Transferor as provided in Paragraph 5.2, the other Shareholders electing to purchase shall have the option to purchase such Shares, pro rata according to their respective Shareholder Interests, which options must be exercised within fifteen (15) days after the expiration of the thirty (30) day period within which the Shareholders may exercise their options under Paragraph 5.2. Such options shall be exercised on the same terms and conditions set forth in Paragraph 5.2.

                 5.4 If the other Shareholders collectively do not exercise their options as to all Shares set forth in the Transfer Notice by the expiration of said fifteen (15) day period set forth in Paragraph 5.3, then for period of an additional ten (10) days following the expiration of such fifteen
(15) day period, the Corporation shall have the option to purchase the Transferor's Shares which were not elected to be purchased by the other Shareholders, on the same terms and conditions as set forth in Paragraph 5.2. The Corporation may purchase only that number of Shares it is permitted lawfully to purchase pursuant to California Corporations Code sections 500 and 501.

                 5.5 It is the intent of the parties that the Shareholders and the Corporation collectively must purchase all or none of the Shares offered by the Transferor pursuant to the Transfer Notice. Therefore, if options to purchase all of the Shares of the Transferor specified in the Transfer Notice are not exercised either by the Corporation and/or by the other Shareholders, all of the foregoing options shall lapse as to the proposed Transfer (and any exercise of an option shall be of no force or effect), and the Transferor may Transfer the Shares specified in the Transfer Notice, but only to the person or persons, at the price and on the terms specified in the Transfer Notice, and provided further that the closing occurs within sixty days following the expiration of the last of such options. However, as a condition precedent to any Transfer permitted by this Paragraph 5.5, the recipient of the Transfer must agree in writing to be bound by all of the provisions of this Agreement. If any such Transfer is not consummated in strict compliance with this

Paragraph 5.5., all of the restrictions, terms and conditions of Paragraph 5 shall be automatically reinstated as to the Shares in question.

                 5.6 Any Transfer or purported Transfer of Shares which is not in full compliance with the provisions of this Agreement, shall be void and of no effect whatsoever.

                 5.7 The Transfer of Shares by an individual Shareholder to a revocable, inter vivos trust of which such Shareholder (and/or his spouse) is the trustor, trustee and beneficiary, or by such trust to the Shareholder, shall not be subject to the restrictions of Paragraph 5 of this Agreement. However, as a condition to any such Transfer, the trustee of such trust shall agree in writing to be bound by all of the provisions of this Agreement. Further, in such event the death, Default or Incompetency (as defined herein) of the Trustor who was the original Shareholder shall be considered an Exercise Event, as described in Paragraph 6.

         6.      PURCHASE AND SALE ON OCCURRENCE OF EXERCISE EVENTS.

                 6.1 For the purposes of this Agreement, any one of the following shall constitute an "Exercise Event":

                          (a)     Death of an individual Shareholder.

                          (b)     Dissolution of a corporate Shareholder.

                          (c) Default by a Shareholder. As used herein, "Default" shall mean any of the following: (i) any material breach of this Agreement or the Corporation's Articles of Incorporation or Bylaws which is not cured within ten (10) days after notice from any other Shareholder or the Corporation; or (ii) the bankruptcy or insolvency of a Shareholder, or an assignment for the benefit of his creditors or the filing of an involuntary bankruptcy petition against a Shareholder, which is not dismissed within thirty (30) days; or
         (iii) the appointment of a custodian, trustee or receiver for a Shareholder or substantially all of the assets of a Shareholder, which is not released within thirty (30) days; or (iv) the enforcement of ally writ of attachment, execution or other similar process on the Shares, which is not released within thirty (30) days; or (v) any other act, voluntary or involuntary, which results or is likely to result in the Transfer of Shares to a person other than a Shareholder and not otherwise permitted by this Agreement.

                          (d)     Incompetency of an individual Shareholder.
         As used herein, "Incompetency" shall mean the inability of an individual Shareholder to attend competently to his own business or financial affairs, including, but not limited to, situations in which a conservator is appointed for a Shareholder. The determination of whether a Shareholder is Incompetent shall be made by the Shareholder's regularly attending physician; provided, however, that at their option the other Shareholders and/or the Corporation may select a physician and have the Shareholder examined by a physician of their choice in order to determine whether a Shareholder is Incompetent. If the Shareholder's regularly attending physician and the physician selected by the Corporation and/or the other Shareholders are not in agreement as to such determination, they shall jointly select third physician, who shall examine the Shareholder and make a final determination which shall be binding on all parties.

                 6.2 Upon the occurrence of any Exercise Event, the other Shareholders shall have the option, pro rata according to their respective Shareholder Interests, to purchase from the Shareholder affected by the Exercise Event or his legal representatives) ("Affected Shareholder") and the Affected Shareholder shall sell to the Shareholders electing to purchase, that number of the Affected Shareholder's Shares as such Shareholders shall determine (including any Spouse's Interest). If the Exercise Event is the death, dissolution or Incompetency of a Shareholder, the option must be exercised within twelve (12) months after the Exercise Event. If the Exercise Event is a Default by a Shareholder, the option shall be a continuing option and may be exercised at any time. If there is a disagreement among the Shareholders as to whether or not the option is to be exercised or the number of Shares to be purchased, the decision of the Shareholder owning the greatest number of Shares shall control. The Shareholders shall exercise the option by giving written notice to the Affected Shareholder and the Corporation specifying the number of Shares that they elect to purchase. The terms and conditions of the purchase and sale shall be as provided in Paragraph 8. If the other Shareholders do not elect to purchase all of the Affected Shareholder's Shares, the Corporation shall have the option, exercisable by notice to the Affected Shareholder and the other Shareholders, within fifteen (15) days after receipt of the notice of election of the option by the other Shareholders, to purchase any of the Affected Shareholder's Shares not purchased by the other Shareholders. The Corporation may purchase only that number of Shares it is permitted lawfully to purchase pursuant to California Corporations Code sections 500 and 501. Should all of the Affected Shareholder's Shares not be purchased by the other Shareholders and/or the Corporation, then any such Shares not purchased shall be held by the Affected Shareholder free of the restrictions of this Paragraph 6 insofar as they relate to the specific Exercise Event which resulted in the exercise of the option.

                 6.3 The rights of the Shareholders and the Corporation under this Paragraph 6 are in addition to and not by limitation of any other rights and remedies which are available at law resulting from the occurrence of an Exercise Event.

         7. TERMINATION OF MARRIAGE OF A SHAREHOLDER. In the event of the death of an individual Shareholder's spouse, or if the divorce, dissolution of marriage, annulment, legal separation or any other event results, directly or indirectly, in the Transfer of any Shares or any interest in the Shares to such Shareholder's spouse ("Spouse's Interest'), then for a period of one hundred eighty (180) days following the death of such spouse or date of the court order or other event resulting in the Transfer of the Spouse's Interest to the spouse, such Shareholder shall have the option to purchase from the spouse, or the deceased spouse's personal representative, heirs, legatees or successors-in-interest (collectively, "Successors"), all or any portion of the Spouse's Interest on the following terms:

                 7.1 The Shareholder shall give the spouse or the Successors notice of the exercise of his option and the number of Shares desired to be purchased.

                 7.2 The purchase price and the terms of payment shall be as set forth in Paragraph 8.

                 7.3 At the closing, the spouse or the Successors shall tender certificates representing the Shares, appropriately endorsed, or such other instruments of transfer as shall be requested by the Shareholder, and the spouse or the Successors shall deliver the consideration therefor.

                 7.4 To the extent that a Shareholder does not exercise his option as set forth in this Paragraph 7 as to the entire Spouse's Interest, then for a period of ninety (90) days following the expiration of such option, the other Shareholders shall have the option, pro rata according to their respective Shareholder Interests, to purchase all or any portion of the Spouse's Interest not purchased by such Shareholder, on the same terms and conditions as set forth in this Paragraph 7.

                 7.5 To the extent that the other Shareholders do not exercise their options as set forth in this Paragraph 7 as to the entire Spouse's Interest, then for an additional period of thirty (30) days following the expiration of all previous options, the Corporation shall have the option to purchase all or any portion of the Spouse's Interest not purchased by the other Shareholders on the same terms and conditions as set forth in this Paragraph 7. The Corporation may purchase only that number of Shares it is permitted lawfully to purchase pursuant to California Corporations Code sections 5OO and 501.

         8. TERMS OF PURCHASE. Any purchase of Shares required or permitted to be made pursuant to Paragraphs 6 or 7 shall be on the following terms and conditions:

                 8.1 The purchase price for the Shares shall be the "fair market value" of the Corporation determined as of the date of the Exercise Event, multiplied by the Shareholder Interest of the Shareholder whose Shares are being purchased. The parties shall attempt to mutually agree on the purchase price within thirty (30) days after the Exercise Event. If the parties cannot mutually agree within such time period, the purchase price shall be determined by an independent business appraiser acceptable to the selling party and the purchasing parry or parties. If the parties are unable to agree on an appraiser within thirty (30) days following the Exercise Event, then within fifteen (15) days thereafter the selling parry shall select one appraiser and the purchasing party shall select one appraiser. If either the selling party or the purchasing party fails to select an appraiser within the specified time period, then the sole appraiser selected shall determine the purchase price. If the lower of the two resulting purchase prices determined by the two appraisers is less than ninety percent (90%) of the higher purchase price, the two appraisers shall appoint a third independent appraiser within fifteen (15) days thereafter, whose determination of the purchase price shall be final. Otherwise, the purchase price shall be the average of the two purchase prices determined by the two original appraisers. The parties shall share equally the fees and expenses of the appraiser jointly named, but each parry shall be responsible for the fees and expenses of any appraiser named solely by him. Each party shall bear his own expenses in presenting evidence to the two appraisers.

         In determining the purchase price, the appraisers appointed under this Agreement shall consider all relevant evidence submitted to them by the parties, or otherwise obtained by them, and shall set forth their determination of the purchase price in writing, which shall be delivered to each party within ninety (90) days of their appointment. The closing of the transaction shall take place is soon as possible after the determination of the purchase price for the Shares.

                 8.2 If the Exercise Event giving rise to the purchase is the death, dissolution or Incompetency of the Affected Shareholder, the purchase price shall be paid in cash upon the consummation of the purchase of the Shares.

                 8.3 If the Exercise Event giving rise to the purchase is a Default or results from the purchase of a Spouse's Interest, there shall be no down payment and the entire purchase price shall be payable in one hundred twenty (120) equal monthly installments of principal only, with no interest, which shall be evidenced by one or more promissory notes, executed by the purchasing party.

                 8.4 If the Corporation or any other Shareholder is indebted to the Affected Shareholder at the time of the purchase of his Shares, such indebtedness shall not be affected by such purchase and shall continue to be paid on terms previously agreed upon.

                 8.5 If the Affected Shareholder is indebted to the Corporation or to any other Shareholder at the time of the purchase of his Shares by the Corporation or by the other Shareholders, the party to whom the indebtedness is owed shall have the option to offset all or any portion of such indebtedness against the purchase price of the Shares.

                 8.6 Any promissory note or notes given as part of the purchase price of any Shares pursuant to Paragraphs 8.2 or 8.3 shall be secured by the pledge of the Shares being purchased, pursuant to a Pledge Agreement in form reasonably acceptable to the parties to the sale, and shall be a full recourse obligation of the maker. Any promissory note or other obligation of the Corporation executed pursuant to Paragraph 8.2 shall be personally guaranteed by the other Shareholders to the extent of their proportionate Shareholder Interests.

         9.      NON-COMPETITION AND NON-SOLICITATION.

                 9.1 Each Shareholder agrees that during the period that he is a Shareholder of the Corporation, and for the thirty-six (36) month period immediately following the sale or other disposition of all of his Shares to the Corporation or to the other Shareholders pursuant to Paragraphs 5 or 6 he will not, directly or indirectly, in an), state or country in which the Corporation then conducts business ("Restricted Area"), engage in, or have any interest in, any person, company, firm or organization (whether as an employee, employer, officer, director, representative, trustee, contractor, salesman, agent, shareholder, partner, beneficiary, proprietor, member, security holder, creditor, consultant or otherwise) that engages in any business or activity which is the same as or directly competitive with the business then conducted by the Corporation.

                 9.2 Each Shareholder agrees that he will not at any time during the time periods referred to in Paragraph 9.1 solicit, take away, or attempt to solicit or take away any employees of the Corporation, or any sales representatives, customers, prospective customers, suppliers, vendors, purchasing agents or referral sources with which the Corporation does or has done business.

                 9.3 The parties intend that the covenants contained in this Paragraph 9 shall be construed as a series of separate covenants, one for each city in the Restricted Area. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenants contained in this Paragraph 9. If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants deemed included in this Paragraph, then the unenforceable covenant shall be deemed eliminated from this Agreement for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced.

                 9.4 Each Shareholder acknowledges that the breach by a Shareholder of his agreements under this Paragraph 9, would cause irreparable damage to the Corporation and the other Shareholders and that it would be extremely difficult and impractical to measure such damages in money. Accordingly, each Shareholder expressly agrees that the Corporation and the other Shareholders, in addition to any other available rights or remedies, may seek injunctive relief in the event of such breach, and in furtherance of this agreement each Shareholder waives the defense that a remedy at law or damages is adequate. The Corporation also shall have the right to require the Shareholder to account for and pay over to the Corporation all compensation, profits, monies, accruals, increments or other benefits (collectively, 'Benefits") derived or received by the Shareholder as the result of any transaction constituting a breach of this Paragraph 9 and each Shareholder agrees to account for and pay over such Benefits to the Corporation.

                 9.5 The provisions of this Paragraph 9 shall also apply to all Shareholders in the event of the dissolution and liquidation of the Corporation (except as to any Shareholder who acquires the assets of the Corporation in any judicial dissolution proceeding), except in the event of the dissolution and liquidation results from the occurrence of any event which is classified as a "Default" under Paragraph 6(c) (in such event only the Shareholder who did not cause the Default shall not be bound by the provisions of this Paragraph 9).

         10.     NO EMPLOYMENT RIGHTS.

                 10.1 No employment agreement is created hereby, and nothing contained in this Agreement shall be construed as creating in any Shareholder a right to employment with the Corporation. However, the board of directors may, in its discretion, hire any Shareholder as an employee or independent contractor. The employment of any Shareholder by the Corporation shall be "at will", and subject to termination at any time, with or without cause, by the Board of Directors, unless otherwise specified in a written employment agreement between the Corporation and a Shareholder.

                 10.2 Notwithstanding the provisions of Paragraph 10.1, it is agreed that Toro will be an employee of the Corporation, provided that his total compensation (including expense reimbursement) shall not exceed Five Thousand Dollars ($5,000) per month, subject to periodic review and adjustment as determined by the Board of Directors.

         11. LEGEND. Each certificate representing Shares in the Corporation shall bear a legend in substantially the following form:

                 "The shares of this Corporation are restricted and subject to the provisions of a Shareholders Agreement dated as of _____________________________, 1995, a copy of which is on file at the office of the Corporation, all of this provisions of which are incorporated herein by reference.'

         12.     DIVIDENDS.

                 12.1 Dividends shall be declared and distributed as determined by the Board of Directors.

                 12.2 Not-withstanding the foregoing, no dividends will be distributed to the Shareholders until the loan in the original principal amount
of Two Million Five Hundred Thousand Dollars ($2,500,000) by Westminster     to
the Corporation has been repaid in full.

         13.     MISCELLANEOUS PROVISIONS.

                 13.1 Notices. All notices required or permitted to be given pursuant to this Agreement shall be in writing, and shall be delivered either personally, by overnight delivery service or by U.S. certified or registered mail, postage prepaid, return-receipt requested and addressed to the parties at their respective addresses as they appear below their signatures hereon. Notices may also be given by facsimile transmission to the facsimile telephone numbers which appear below the parties' respective signatures hereon, provided that either (a) receipt of the facsimile transmission is acknowledged in writing by the receiving party, which may also be by a facsimile transmission, or (b) the transmitting party obtains a written confirmation from its own facsimile machine showing that the entire transmission was transmitted to the receiving party, without interruption, and a copy of the notice is also sent by one of the other above-described methods of service. The parties may change their addresses or facsimile telephone numbers for notice by giving notice of such change in accordance with this section. Notices sent by overnight delivery service shall be deemed received on the business day following the date of deposit with the delivery service. Mailed notices shall be deemed received upon the earlier of the date of delivery shown on the return-receipt, or the second business day after the date of mailing. Notices sent by facsimile transmission shall be deemed served on the date of transmission, provided that such notices are sent during regular business hours, otherwise on the next business day.

                 13.2 Construction. This Agreement has been executed in and is to be performed in the State of California, and this Agreement shall be interpreted in accordance with the laws of the State of California.

                 13.3 Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, assigns, successors-in-interest, and legal representatives, subject to any restrictions on assignment set forth herein.

                 13.4 Amendments. This Agreement may not be amended, modified or altered except by a written instrument executed by Shareholders owning one hundred percent (100%) of the Shareholder Interests.

                 13.5 Assignment. None of the rights of any party hereunder (except the right to receive money) may be assigned without the prior written consent of the non-assigning party. None of the duties of any party hereunder may be delegated by either party without the prior written consent of the nondelegating party.

                 13.6 Entire Agreement. No party has made any representations, warranties, covenants or promises relating to the subject matter of this Agreement except as set forth herein and in any other documents or agreements specifically referred to herein, and any prior agreements or understandings no specifically set forth herein shall be of no force or effect. This Agreement (together with any other documents specifically referred to herein) constitutes the entire agreement of the parties relative to the subject matter hereof.

                 13.7 Invalidity. If any provision of this Agreement is declared by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall nevertheless be given full force and effect.

                 13.8 Captions. Captions are for convenience only and shall not be considered in interpreting any of the provisions hereof.

                 13.9 Gender; Number. As used herein, the masculine, feminine or neuter gender, and the singular or plural number, shall each be deemed to include the others whenever the context so indicates.

                 13.10 Attorneys' Fees. Should any party be required to bring legal action (including arbitration) to enforce his rights under this Agreement, the prevailing party in such action shall be entitled to recover from the losing party his reasonable attorneys' fees and costs in addition to any other relief to which he is entitled. Such recovery of attorneys' fees shall include any attorneys' fees incurred in connection with any bankruptcy or reorganization proceeding, including stay litigation. The parties further agree that any attorneys' fees incurred in enforcing any judgment are recoverable as a separate item, and that this provision is intended to be severable from the other provisions of this Agreement, shall survive the judgment, and is not to be deemed merged into the judgment.

                 13.11 Arbitration. Any controversy or claim arising out of or relating to this Agreement, or breach thereof (except for an action for involuntary dissolution of the Corporation or the seeking of injunctive relief pursuant to Paragraph 4 hereof), shall be settled by arbitration in Los Angeles, California, in accordance with the Commercial Arbitration Rules of The American Arbitration Association then in effect, and judgment upon the award rendered by the arbitrators) may be entered in any court of competent jurisdiction. The cost of arbitration shall be borne by the losing party or, if there is no losing party, as the arbitrators) shall determine.

         In any arbitration proceedings relative to this Agreement, or breach thereof, all parties shall have the right to take depositions and to obtain discovery regarding the subject matter of the arbitration pursuant to California Code of Civil Procedure section 1283.05, or any successor statute.

         Service of any Petition to confirm or vacate the Arbitration award and Notice of Hearing thereon may be made by certified or registered mail, return receipt requested, or by personal delivery.

         The arbitrator(s) shall apply California substantive law and California Evidence Code to the proceeding. The arbitrators) shall have the power to grant all legal and equitable remedies, including the power to award punitive damages. Upon request of either party, the arbitrators) shall prepare a written statement of his decision and the award, including factual findings and legal reasoning. The arbitrators) shall not have the power to commit errors of law or legal reasoning, and the commission of an error of law or legal reasoning shall be grounds for vacating or correcting the award pursuant to California Code of Civil Procedure sections 1286.2 or 1286.6.

                 13.12    Counterparts. This Agreement may be executed in one
(1) or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one (1) and the same instrument.

                 13.13 Additional Acts. The parties agree to perform such further acts and to execute, acknowledge and deliver such documents as may be necessary to effectuate the provisions of this Agreement.

                 13.14 Effect of Bvlaws and Articles. To the extent that this Agreement conflicts or is inconsistent with any provisions of the Articles of Incorporation or Bylaws of the Corporation, the provisions of this Agreement shall control.

                 13.15 Filing of Agreement. A copy of this Agreement as amended from time to time, shall be filed with the Secretary of the Corporation.

                 13.16 Termination. This Agreement will automatically terminate upon (a) the consummation of a public offering of the capital stock of Pink Dot, or (b) the re-assignment by Westminster of its shares of common stock to the Corporation pursuant to that certain Loan and Stock Purchase Agreement of even date herewith, executed by Westminster and the Corporation. Paragraphs ____________________ of this Agreement shall become null and void upon the repayment in full of the loan evidenced by the above described Loan and Stock Purchase Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


WESTMINSTER CAPITAL INC., a California
Corporation



By
    -------------------------              ----------------------------
    William Belzberg, President            WILLIAM TORO

Address:                                   Address:
                                           c/o Pink Dot, Inc.
966S Wilshire Boulevard, Mezzanine Suite   12658 Washington Boulevard, Suite 201
Beverly Hills, California 90212            Los Angeles, California 90066

Fax No.: (310) 271-6274                    Fax No.: (310) 306-867S

PINK DOT, INC., a California Corporation

                                           ----------------------------
                                           ARTHUR J. ZONNEVELD

                                           Address:
By
    -------------------------
    William Toro, President
                                           -----------------------------

                                           -----------------------------
Address:
                                           Fax No.:
                                                    -------------------
12658 Washington Boulevard, Suite 201
Los Angeles, California 90066

                                           -----------------------------
Fax No.: (310) 306-8675                    RUSSELL R. STRATTON

                                           Address:


                                           -----------------------------

                                           ------------------------------

                                           Fax No.:
                                                   ----------------------

                                SPOUSAL CONSENTS





         The undersigned, ____________________________ is the spouse of
_____________________________. The undersigned does hereby certify that she has read the terms and conditions of the attached Shareholders Agreement of Pink Dot, Inc., and understands and consents to each and every one of the terms and conditions thereof.





                                               ___________________________

                               SECURITY AGREEMENT





                 THIS SECURITY AGREEMENT ("Security Agreement") is made and entered into this ____ day of ________________, 1995 by PINK DOT, INC., a California corporation ("Debtor"), in favor of WESTMINSTER CAPITAL, INC., a California corporation ("Secured Party").

                                   ARTICLE 1
                                  DEFINITIONS
                 The following definitions shall be applicable to both the singular and plural forms of the defined terms:

                 1.1 "COLLATERAL" means (a) the Debtor's Inventory (b) the Debtor's furniture, furnishings, fixtures and equipment, (c) all tradenames, trademarks and servicemarks under which Debtor conducts Debtor's business (including, but not limited to, the tradename and/or trademark "Pink Dot"), supplier lists, customer lists, licenses, permits, telephone numbers, goodwill and other intangible assets, (d) all of Debtor's accounts receivable, (e) all other tangible personal property of the Debtor used in connection with the operation of the Debtor's business, and (f) all accessions and additions to each of the foregoing, substitutions therefor, and replacements, products, insurance proceeds and other proceeds thereof.

                 1.2      "EVENT OF DEFAULT" means an event described in
Article 5.

                 1.3 "INDEBTEDNESS" means all debts, obligations and liabilities of Debtor to Secured Party arising under or pursuant to the Note.

                 1.4 "INVENTORY" means any and all goods now owned or hereafter acquired by the Debtor (wherever located, whether in the possession of the Debtor or of a bailee or other person for Storage, transit, processing, use or otherwise), which are held for resale and shall include such property the sale or other disposition of which his given rise to accounts and which has been returned to or repossessed or stopped in transit by the Debtor.

                 1.5 "NOTE" means that certain promissory note of even date herewith executed by Debtor in favor of Secured Parry in the original stated principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000).

                 1.6 "SECURITY AGREEMENT" means this Security Agreement, as it may be amended from time to time.

                 1.7 "UNIFORM COMMERCIAL CODE" means the Uniform Commercial Code of California.

                 Terms not specifically defined in this Security Agreement have the meanings prescribed in the Uniform Commercial Code.

                                   ARTICLE 2

                           GRANT OF SECURITY INTEREST

                 To secure the timely payment of the Indebtedness and the performance of all obligations of the Debtor to Secured Party under the Note, the Debtor hereby grants to Secured Parry a security interest in the Collateral.


                                   EXHIBIT C

                                   ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

                 The Debtor represents and warrants that:

                 3.1 NO CONFLICT. The execution, delivery and performance by the Debtor of this Security Agreement is not in conflict with any law, rule, regulation, order or directive, or any indenture, agreement, or undertaking to which the Debtor is a party or by which the Debtor may be bound or affected; and

                 3.2 TITLE. The Debtor is the lawful owner of the Collateral. Except for the security interests created or permitted by this Security Agreement, the Collateral is free and clear of all liens, security interests and other encumbrances, and of 211 adverse claims or charges.

                 3.3 AUTHORITY. The execution, delivery and performance by the Debtor of this Security Agreement has been duly authorized by all necessary action of the Debtor's board of directors.

                                   ARTICLE 4

                                   COVENANTS

                 4.1 FINANCING STATEMENTS. During the term of this Security Agreement and until payment of all the Indebtedness and performance of all obligations to Secured Party, the Debtor will execute and deliver to Secured Party, and file or record all financing statements, notices and other documents from time to time requested by Secured Party to maintain a perfected security interest in the Collateral in favor of Secured Party.

                 4.2 RESTRICTIONS ON SALE OF COLLATERAL. During the term of this Security Agreement and until payment of all the Indebtedness and performance of all obligations to Secured Party, the Debtor will not, without the prior written consent of Secured Party, sell, lease, transfer, assign, pledge, mortgage, encumber, hypothecate or otherwise dispose of or abandon any or all of the Collateral; provided, however, that the Inventory may be sold in the ordinary course of business.

                 4.3 REPORTS. From time to time upon Secured Party's request, the Debtor. shall deliver to Secured Party such reports and information concerning the Collateral and the business and affairs of the Debtor as Secured Party may reasonable request, including but not limited to financial statements. Such reports shall be in such form, for such periods, contain such information, and shall be rendered with such frequency as Secured Party may reasonably designate. All reports and information provided to Secured Party by the Debtor shall be complete and accurate in all respects at the time provided.

                 4.4 BOOKS AND RECORDS. The Debtor shall maintain complete and accurate books and records which contain full and correct entries of all transactions relating to the business of the Debtor in accordance with good accounting practices and principles consistently applied from year to year. All such books and records shall be kept at the Debtor's chief executive office, and the Debtor shall not remove such books and records without Secured Party's prior written consent.

                 4.5 INSPECTION. Secured Party and his representatives shall have access to all of the Debtor's books and records relating to the Collateral at all reasonable times for the purposes of examination, inspection, verification, copying and for any other reasonable purpose. Secured Party and his representatives shall have the right at all reasonable times to discuss the respective affairs, finances, books, and records of the Debtor with its shareholders, directors, officers, employees, and independent public accountants, and the Debtor authorizes such persons and entities to discuss such matters with Secured Party at such reasonable times as Secured Parry may request.

                 4.6 NOTICE OF ADVERSE CLAIMS. The Debtor shall immediately notify Secured Party in writing of (a) any claim, demand, right, lien, security interest or encumbrance arising with respect to any or all of the Collateral which may be materially adverse to Secured Party's security interest therein; (b) any material adverse change in the value of the Collateral; (c) any material adverse change in the Debtor's financial condition, business, properties or the Debtor's ability to perform its obligations under this Security Agreement; and (d) any event or condition which constitutes an Event of Default under this Security Agreement.

                 4.7 INSURANCE. The Debtor shall take all actions which may be reasonably necessary or appropriate to maintain insurance against such risks and liabilities, in such forms, and for such amounts as are customarily maintained by entities engaged in the same or similar business and similarly situated. Such insurance shall be maintained with financially sound and reputable insurers. Upon Secured Party's request, the Debtor shall provide Secured Party with evidence satisfactory to Secured Party regarding the maintenance of the insurance required by this Section. Secured Party shall be named as a loss payee on all policies of hazard insurance covering the Collateral, and such policies shall provide that they will not be cancelled or materially modified without it least ten (10) days' prior written notice to Secured Party. Debtor shall furnish Secured Party with a certificate of insurance within ten (10) days after execution of this Security Agreement, and upon each renewal of such policies.

                 4.8 COMPLIANCE WITH LAW. The Debtor shall comply with all applicable provisions of all foreign, federal, state and local laws, ordinances, rules, and regulations, including without limitation those relating to the ownership of real or personal property, the conduct and licensing of their respective businesses, the employment of their respective personnel, and the filing of tax returns and reports.

                                   ARTICLE 5

                               EVENTS OF DEFAULT

                 5.1 EVENTS OF DEFAULT. The occurrence of any of the following events or conditions shall constitute and is hereby defined to be an "Event of Default":

                          (a)     The failure of Debtor to timely perform any
of its obligations under the Note, subject to any applicable notice and/or "grace" periods set forth therein.

                          (b)     The failure Debtor to perform any of its
obligations under this Security Agreement (other than as described in (a) above) which is not cured within ten (10) days after written notice has been given by Secured Party to Debtor.

                          (c)     The filing by the Debtor (or against the
Debtor in which the Debtor acquiesces or which is not dismissed within thirty
(30) days after the filing thereof) of any proceeding under the federal bankruptcy laws now or hereafter existing or any other similar statute now or hereafter in effect; the entry of an order for relief under such laws with respect to the Debtor; or the appointment of a receiver, trustee, custodian or conservator of all or any part of the assets of the Debtor.

                          (d)     The insolvency of the Debtor; or the
execution by the Debtor of an assignment for the benefit of creditors; or the convening by the Debtor of a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of its debts; or the failure of the Debtor to pay its debts as they mature; or if the Debtor is generally not paving its debts as they mature.

                          (e)     The sale, lease, transfer, assignment,
pledge, mortgage, encumbrance, hypothecation or other disposal or abandonment of all or substantially all of the Debtor's assets.

                          (f)     The Debtor shall (i) consolidate or merge
with any other entity such that the value of the security interest in the Collateral may, in the sole discretion of Secured Party, be impaired, (ii) suspend, cease or substantially alter the nature of the business in which it is engaged, or (iii) Initiate or have initiated against it, any act, process or proceeding for liquidation or dissolution.

                          (g)     The institution of any legal action or
proceedings to enforce a lien or security interest in any portion of the Collateral that is not dismissed within thirty (30) days of such institution.

                 5.2 ACCELERATION AND REMEDIES. Secured Party shall, in addition to all other rights and remedies provided hereunder or any document or agreement referred to herein, hive the following rights and remedies:

                          (a)     Uniform Commercial Code.  Secured Party shall
have all of the rights and remedies of a secured party under the Uniform Commercial Code and under all other applicable laws;

                          (b)     Acceleration.  Secured Party may declare an),
or all of the obligations under the Note or this Security Agreement to be immediately due and payable, to the extent that such obligations are not already due and payable by their terms (and without regard to whether recovery of such obligations may be or become barred by bankruptcy, insolvency or reorganization law, an), statute of limitation or otherwise unenforceable);

                          (c)     Possession.  Secured Party, without a breach
of the peace, may enter any of the premises of the Debtor and search for, take possession of, remove, keep or store any or all of the Collateral. if Secured Party seeks to take possession of any or all of the Collateral by court process, the Debtor irrevocably and unconditionally agrees that a receiver may be appointed by a court for such purpose without regard to the adequacy of the security for the obligations under the Note or this Security Agreement;

                          (d)     Sale of Collateral.  Secured Party may sell
or dispose of the Collateral at public or private sale, in one or more sales, as a unit or in parcels, at wholesale or retail, and at such time and place and on such terms as Secured Party may determine. Secured Party may be the purchaser of any or all of the Collateral at any public or private sale. Any public sale of any or all of the Collateral may be postponed from time to time by public announcement at the time and place last scheduled for the sale;

                          (e)     Commercially Reasonable Sale.  Without
limiting the generality of this Section 5.2, Secured Party shall conclusively be deemed to have made a commercially reasonable disposition of any or all of the Collateral if (i) Secured Party holds a public or private sale of such Collateral at least (5) five days after notice is given to the Debtor of de date fixed for any public sale or the date on or after which any private sale or other disposition of the Collateral is to be made by Secured Party; (ii) with respect to any public sale, the sale is held at least five (5) days after notice is published in a newspaper of general circulation in the County of Los Angeles, including without limitation the Los Angeles Daily Journal; and (iii) without respect to any public disposition, the sale is held any time between the hours of 8 a.m. and 5 p.m. in Los Angeles County at any place designated by Secured Party. Without limiting the generality of this Section 5.2, it shall conclusively be deemed to be commercially reasonable for Secured Party to direct any prospective purchaser of any or all of the Collateral to the Debtor to ascertain all information concerning the status of the Collateral. Secured Party's disposition of any or all of the Collateral in any manner which differs from the procedures specified in this Section 5.2 shall not be deemed to be commercially unreasonable;

                          (f)     Protection of Collateral.  Secured Party may
discharge claims, demands, liens, security interests, encumbrances and taxes affecting any or all of the Collateral and take such other actions as Secured Party determines to be necessary or appropriate to protect the Collateral and Secured Party's security interest therein. Secured Party, without releasing the Debtor or any other party from any of the obligations under the Note or this Security Agreement and without any obligation to do so, may perform any such obligations in such manner and to such extent as Secured Party determines to be necessary or appropriate to protect the Collateral and Secured Party's security interest therein; and

                          (g)     Proceeds.  The proceeds of any sale or
disposition of the Collateral by Secured Party shall be applied in the following order of priority:

                                  (i)      First, to all liabilities,
obligations, costs, and expenses, including without limitation reasonable attorneys' fees and costs, incurred by Secured Party in exercising any of his rights or remedies under this Security Agreement, including without limitation the costs and expenses of retaking, holding, and selling any or all of the Collateral and the costs and expenses of enforcing and collecting upon any or all of the Collateral;

                                  (i)      Second, to the payment of the
obligations under the Note or this Security Agreement in such order and amounts as Secured Party may determine in its sole and absolute discretion; and

                                  (iii)    Third, the surplus, if any, shall be
paid to the Debtor or any other party legally entitled thereto.

                 5.3 LIABILITY FOR DEFICIENCY. The Debtor shall at all times remain liable for any deficiency remaining on the obligations under the Note or this Security Agreement after any disposition of any or all of the Collateral.

                                   ARTICLE 6

                               SPECIAL PROVISIONS

                 6.1 POWER OF ATTORNEY. The Debtor irrevocably appoints Secured Party, with full power of substitution, as the Debtor's attorney-in-fact, coupled with an interest, with full power, in Secured Party's own name or in the name of the Debtor:

                          (a)     Upon the occurrence of any Event of Default,
to endorse any checks, drafts, money orders, notes, and other instruments or documents representing Collateral proceeds or evidencing payment on account of any or all of the Collateral;

                          (b)     Upon the occurrence of any Event of Default,
to pay or discharge claims, demands, liens, security interests, encumbrances, or taxes affecting or threatened against any or all of the Collateral;

                          (c)     Upon the occurrence of any Event of Default,
to receive payment of all Collateral proceeds;

                          (d)     To commence, prosecute or defend any suit,
action or proceeding relating to any or all of the Collateral;

                          (e)     Upon the occurrence of any Event of Default,
to sell, transfer, pledge, make any agreement with respect to, or otherwise deal with any or all of the Collateral as though Secured Party were the owner thereof for all purposes; and

                          (f)     To execute any financing statement,
continuation financing statement, financing statement amendment, security agreement, assignment, notice, or other document which Secured Party, in its sole and absolute discretion, determines to be necessary or appropriate in order to perfect or maintain Secured Party's security interest in the Collateral.

Buyer acknowledge that Secured Party shall have no obligation to exercise any of the foregoing rights.

                 6.2 CUMULATIVE REMEDIES. Secured Party's rights and remedies under this Security Agreement are cumulative with and in addition to all other rights and remedies which Secured Party may have in connection with the obligations under the Note or this Security Agreement. Secured Party may exercise any one or more of his rights and remedies under this Security Agreement at Secured Party's option and in such order as Secured Party may determine in its sole and absolute discretion.

                 6.3 ACTIONS. Secured Party shall have the right, but not the obligation, to commence, appear in, or defend any action or proceeding which affects or which Secured Party determines may affect (a) the Collateral;
(b) the Debtor's or Secured Party's obligations under this Security Agreement; or (c) the obligations under the Note or this Security Agreement. Whether or not the Debtor is in default under this Security Agreement, Secured Party shall at all times have the right to take any and all actions which Secured Party determines to be necessary or appropriate to protect Secured Party's interest in connection with such obligations.

                                   ARTICLE 7

                                    NOTICES

                 All notices required or permitted to be given pursuant to this Security Agreement shall be in writing, and shall be delivered either personally, by overnight delivery service or by U.S. certified or registered mail, postage prepaid, return-receipt requested and addressed to the parties at their respective addresses as they appear below the Debtor's signature hereon. Notices may also be given by facsimile transmission to the facsimile telephone numbers which appear below the parties' respective signatureshereon, provided that either receipt of the facsimile transmission is acknowledged in writing by the receiving party, which may also be by a facsimile transmission, or the transmitting party obtains a written confirmation from its own facsimile machine showing that the entire transmission was transmitted to the receiving party, without interruption, and a copy of the notice is also sent by one of the other above-described methods of service. The parties may change their addresses or facsimile telephone numbers for notice by giving notice of such change in accordance with this section. Notices sent by overnight delivery service shall be deemed received on the business day following the date of deposit with the delivery service. Mailed notices shall be deemed received upon the earlier of the date of delivery shown on the return-receipt, or the second business day after the date of mailing. Notices sent by facsimile transmission shall be deemed served on the date of transmission, provided that such notices are sent during regular business hours, otherwise on the next business day.

                                   ARTICLE 8

                                 MISCELLANEOUS

                 8.1 GOVERNING LAW. This Securiry Agreement shall be construed in accordance with and governed by the laws of the State of California.

                 8.2 TIME OF ESSENCE. Time is of the essence of each provision of this Security Agreement.

                 8.3 DESCRIPTIVE HEADINGS. The headings to articles and sections of this Security Agreement are for convenience only, and they do not in any way limit or amplify any of the terms of this Security Agreement and shall not be used in interpreting this Security Agreement.

                 8.4 ENTIRE AGREEMENT. This Security Agreement hereto contains the entire agreement between Secured Party and the Debtor concerning the subject matter of this Security Agreement.

                 8.5 SEVERABILITY. If any provision of this Security Agreement shall be held by any court of competent jurisdiction to be unlawful, void, voidable, or unenforceable for any reason, such provision shall be deemed severable from and shall in no way affect the validity or enforceability of the remaining provisions of this Security Agreement. Without limiting the generality of the preceding sentence, if Secured Party's security interest in any or all of the Collateral is held to be unlawful, void, voidable or unenforceable for any reason, such defect shall in no way affect the validity or enforceability of the remaining terms and conditions of this Security Agreement.

                 8.6 NO WAIVER BY SECURED PARTY. No waiver by Secured Party of any of rights or remedies in connection with the obligations under the Note or this Security Agreement or of any of the terms or conditions of this Security Agreement shall be effective unless such waiver is in writing and signed by Secured Party. Without limiting the generality of the preceding sentence, (a) no delay or omission by Secured Party in exercising any of his rights or remedies in connection with such obligations shall constitute or be construed as a waiver of such rights and remedies; (b) no waiver by Secured Party of any default by the Debtor this Security Agreement or consent by Secured Party to any act or omission by the Debtor shall constitute or be construed as a waiver of or consent to any other or subsequent default, act, or omission by the Debtor; and (c) Secured Party's acceptance of any partial payment on account of such obligations, including without limitation Secured Party's acceptance and application of any Collateral proceeds to the obligations under the Note or this Security Agreement, shall not constitute or be construed as a waiver by Secured Party of any default by the Debtor under this Security Agreement or any other agreement between Secured Party and the Debtor.

                 8.7 AMENDMENT. This Security Agreement may be modified only by a written agreement signed by the Debtor and Secured Party.

                 8.8 SUCCESSORS. This Security Agreement shall be binding upon and inure to the benefit of the Debtor and Secured Part), and their respective successors and assigns.

                 8.9 TERMINATION. Upon payment in full of the indebtedness, this Security Agreement shall automatically terminate and be of no further force or effect and Secured Party shall execute any termination statements required to be filed with the California Secretary of State.

                 IN WITNESS WHEREOF, the parties have executed this Security Agreement as of the date first above written.

                                    PINK DOT, INC., a California Corporation




                                    By
                                       -----------------------------
                                       William Toro, President

                                       Address:

                                       12658 Washington Boulevard, Suite 201
                                       Los Angeles, California 90066

                                       Fax No.: (310) 306-8675

Address for Notices to Secured Party:

Westminster Capital, Inc.
9665 Wilshire Boulevard, Mezzanine Suite
Beverly Hills, California 90212

Fax No.: (310) 271-6274

         RECORDING REQUESTED BY

       AND WHEN RECORDED MAIL TO


NAME

ADDRESS

CITY &

  STATE


Title Order No.                     Escrow No.
                -------------------            -----------------------

  ___________________________________________________________________________

                    SPACE ABOVE THIS LINE FOR RECORDER'S USE

         DEED OF TRUST WITH ASSIGNMENT OF RENTS AS ADDITIONAL SECURITY

This DEED OF TRUST, made                                    , between PINK DOT,
INC., a California Corporation herein called TRUSTOR, whose address is

         (Number and Street)      (City)           (State)          (Zip Code)



CHICAGO TITLE COMPANY, a California Corporation, herein called TRUSTEE, and WESTMINSTER CAPITAL, INC., a California Corporation, herein called BENEFICIARY, Trustor irrevocably grants, transfers and assigns to Trustee in Trust, with
Power of Sale that property in County                          , California,
described as:





Together with the rents, issues and profits thereof, subject, however, to the right, power and authority hereinafter given to and conferred upon Beneficiary to collect and apply such rents, issues and profits.

For the Purpose of Securing (1) payment of the sum of $2,500,000.00 with interest thereon according to the terms of a promissory note or notes of even date herewith made by Trustor, payable to order of Beneficiary, and extensions or renewals thereof; (2) the performance of each agreement of Trustor incorporated by reference or contained herein or reciting it is so secured; (3) Payment of additional sums and interest thereon which may hereafter be loaned to Trustor, or his or her successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust.

To protect the security of this Deed of Trust, and with respect to the property above described, Trustor expressly makes each and all of the agreements, and adopts and agrees to perform and be bound by each and all of the terms and provisions set forth in subdivision A of that certain Fictitious Deed of Trust referenced herein, and it is mutually agreed that all of the provisions set forth in subdivision B of that certain Fictitious Deed of Trust recorded in the book and page of Official Records in the office of the county recorder of the county where said property is located, noted below opposite the name of such county, namely: SEE ADDENDUM ATTACHED HERETO AND MADE A PART HEREOF BY REFERENCE.

         COUNTY       BOOK     PAGE    COUNTY        BOOK    PAGE    COUNTY              BOOK    PAGE    COUNTY     BOOK    PAGE
         ALAMEDA      1288     556     KINGS          858    713     PLACER              1028     379    SIERRA       38     187
         ALPINE          3  130-31     LAKE           437    110     PLUMAS               166    1307    SISKIYOU    506     762
         AMADOR        133     438     LASSEN         192    367     RIVERSIDE           3778     347    SOLANO     1287     621
         BUTTE        1330     513     LOS ANGELES T-3878    874     SACRAMENTO      71-10-26     615    SONOMA     2067     427
         CALAVERAS     185     338     MADERA         911    136     SAN BENITO           300     405    STANISLAUS 1970      56
         COLUSA        323     391     MARIN         1849    122     SAN BERNARDINO      6213     768    SUTTER      655     585
         CONTRA COSTA 4684       1     MARIPOSA        90    453     SAN FRANCISCO      A-804     596    TEHAMA      457     183
         DEL NORTE     101     549     MENDOCINO      667     99     SAN JOAQUIN         2855     283    TRINITY     108     595
         EL DORADO     704     635     MERCED        1660    753     SAN LUIS OBISPO     1311     137    TULARE     2530     108
         FRESNO       5052     623     MODOC         1919      3     SAN MATEO           4778     175    TUOLUMNE    177     160
         GLENN         469      76     MONO            69    302     SANTA BARBARA       2065     881    VENTURA    2607     237
         HUMBOLDT      801      83     MONTEREY       357    239     SANTA CLARA         6626     664    YOLO        769      16
         IMPERIAL     1189     701     NAPA           704    742     SANTA CRUZ          1638     607    YUBA        398     693
         INYO          165     672     NEVADA         363     94     SHASTA               800     633
         KERN         3756     690     ORANGE        7182     18     SAN DIEGO SERIES 5 BOOK 1964.  PAGE 149774

T 365 Legal (12-94)

D/T With Assignment of Rents                       EXHIBIT D

shall inure to and bind the parties hereto, with respect to the property above described. Said agreements, terms and provisions contained in said subdivisions A and B, (identical in all counties) are preprinted on the following pages hereof and are by the within reference thereto, incorporated herein and made a part of this Deed of Trust for all purposes as fully as if set forth at length herein, and Beneficiary may charge for a statement regarding the obligation secured hereby, provided the charge thereof does not exceed the maximum allowed by laws.


The undersigned Trustor, requests that a copy of any notice of default and any notice of sale hereunder be mailed to him at his address hereinbefore set forth.






STATE OF CALIFORNIA               )                Signature of Trustor
COUNTY OF                         ) S.S.
          ---------------------                    -----------------------------

On                         before me,
   -----------------------                         -----------------------------

--------------------------------------             -----------------------------
a Notary Public in and for said County
and State, personally appeared personally
known to me (or proved to me on the basis
of satisfactory evidence) to be the
person(s) whose name(s) is/are subscribed to the
within instrument and acknowledged to me
that he/she/they executed the same in
his/her/their authorized capacity(ies), and
that by his/her/their signatures) on the
instrument THE person(s), or the entity
upon behalf of which the person(s) acted,
executed the instrument.

WITNESS my hand and official seal

Signature
          --------------------------

                                               (This area for official notarial seal)





T 365 Legal (6-94)

D/T With Assignment of Rents

                                 DO NOT RECORD

The following is a copy of Subdivisions A and B of the fictitious Deed of Trust recorded in each county in California as stated in the foregoing Deed of Trust and incorporated by reference in said Deed of Trust as being a part thereof as if set forth at length therein.

A.       To protect the security of this Deed of Trust, Trustor agrees:
         (1) To keep said property in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer or permit any act upon said property in violation of law; to cultivate, irrigate, fertilize, fumigate, prune and do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.

         (2) To provide, maintain and deliver to Beneficiary fire insurance satisfactory to and with loss payable to Beneficiary. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

         (3) To appear in and defend any action or proceeding purporting lo affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum, in any action or proceeding in which Beneficiary or Trustee may appear. and in any suit brought by Beneficiary to foreclose this Deed.

         (4) To pay: at least ten days before delinquency all taxes and assessments affecting said property, including assessments on appurtenant water stock; when due, all encumbrances, charges and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto; all costs, fees and expenses of this Trust.

Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may, make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon said property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, charge, or lien which in the judgement of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his or her reasonable fees.

         (5) To pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expenditure at the amount allowed by law in effect at the date hereof. and to pay for any statement provided for by law in effect at the date hereof regarding the obligation secured hereby, any amount demanded by the Beneficiary not to exceed the maximum allowed by law at the time when said statement is demanded.

B.       It is mutually agreed:
         (1) That any award of damages in connection with any condemnation for public use of or injury to said property or any part thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such moneys received by him or her in the same manner and with the same effect as above provided for regarding disposition of proceeds of fire or other insurance.

         (2) That by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his or her right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

         (3) That at any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed and said note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Trustee may: reconvey any part of said property; consent to the making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

         (4) That upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed and said note to Trustee for cancellation and retention or other disposition as Trustee in its sole discretion may choose and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The Grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

         (5) That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority, during the continuance of these Trusts, to collect the rents, issues and profits of said property, reserving unto Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such rents, issues and profits as they become due and payable. Upon any such default, Beneficiary may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in his or her own name sue for or otherwise collect such rents, issues, and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of said property, the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

         (6) That upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediatly due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold said property, which notice Trustee shall cause to be filed for record. Beneficiary also shall deposit with Trustee this Deed, said note and all documents evidencing expenditures secured hereby.

         After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law. Trustee, without demand on Trustor, shall sell said property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of said property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale.

         After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

         (7) Beneficiary, or any successor in ownership of any indebtedness secured hereby, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed by the Beneficiary and duly acknowledged and recorded in the office of the recorder of the county or counties where said property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights. powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where this Deed is recorded and the name and address of the new Trustee.

         (8) That this Deed applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors, and assigns. The term Beneficiary shall mean the owner and holder, including pledgees, of the note secured hereby, whether or not named as Beneficiary herein. In this Deed, whenever the context so requires, the masculine gender includes the feminine and/or the neuter, and the singular number includes the plural.





T 365 Legal (6-94)                         Page 3

         (9) The Trustee accepts this Trust when this Deed, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

DO NOT RECORD                       REQUEST FOR FULL RECONVEYANCE

TO CHICAGO TITLE COMPANY

         The undersigned is the legal owner and holder of the note or notes, and of all other indebtedness secured by the foregoing Deed of Trust. Said note or notes, together with all other indebtedness secured by said Deed of Trust, have been fully paid and satisfied and you are hereby requested and directed, on payment to you of any sums owing to you under the terms of said Deed of Trust, to cancel said note or notes above mentioned, and all other evidence of indebtedness secured by said Deed of Trust delivered to you herewith, together with the said Deed of Trust, and 10 reconvey, without warranty. to the parties designated by the terms of said Deed of Trust, all the estate now held by you under the same.

   Dated ___________________________            ____________________________

                                                ____________________________




Please mail Deed of Trust,
Note and Reconveyance to ___________________________________________________


Do not lose or destroy this Deed of Trust OR THE NOTE which it secures. Both must be delivered to the Trustee for cancellation before reconveyance will be made



[DEED OF TRUST, CHICAGO TITLE COMPANY GRAPHIC]




T 365 Legal (6-94)

D/T With Assignment of Rents

                           ADDENDUM TO DEED OF TRUST
                  (ADDING LEASEHOLD DEED OF TRUST PROVISIONS)




         This Addendum to Deed of Trust ("Addendum") is attached to and made a part of that certain Deed of Trust dated ___________________, 1995 ("Trust Deed") executed by PINK DOT, INC., A CALIFORNIA CORPORATION ("Trustor") in favor of WESTMINSTER CAPITAL, INC., A CALIFORNIA CORPORATION ("Beneficiary").

         1. LEASEHOLD DEED OF TRUST. Subject to the provisions of Paragraph 11 hereof, the Trust Deed constitutes a leasehold deed of trust. The real property defined in the Trust Deed ("Property") is limited to all of Trustor's present and future right, title and interest in the leasehold estate created by that certain lease dated _____________________ 19__ ("Lease") entered into between as landlord ("Landlord"), and Trustor, as tenant, pertaining to the premises commonly known as _______________________________.

         2. PERFORMANCE OF LEASE OBLIGATIONS. Trustor will fully perform all of its obligations under the Lease in a timely fashion.

         3. BENEFICIARY'S RIGHT TO CURE DEFAULT. If Trustor fails to timely perform any of its obligations under the Lease or commits an event of default under the Lease, then Beneficiary shall have the right (but not the obligation), without notice to Trustor, to take such action as Beneficiary deems necessary or desirable to prevent or cure any such failure or default, and Beneficiary shall have the right to enter all or any portion of the Property at such times and in such manner as Beneficiary deems necessary in order to prevent or cure any such failure or default. The curing by Beneficiary of any failure or default by Trustor under the Lease shall not cure or waive, as between Trustor and Beneficiary, the default which occurred hereunder by virtue of Trustor's default under the Lease. All reasonable amounts expended by Beneficiary in curing any such failure or default shall be paid by Trustor to Beneficiary within five (5) days following Beneficiary's demand therefor. All such indebtedness shall be secured by the Trust Deed and shall bear interest, commencing upon Beneficiary's demand therefor, at the highest rate permitted by law.

         4. NOTICE OF DEFAULT. Trustor shall notify Beneficiary promptly in writing of (a) the occurrence of any default by Landlord under the Lease or the occurrence of any event which, with the passage of time or the giving of notice or both, would constitute a default by Landlord under the Lease, and (b) the receipt by Trustor of any notice from Landlord under the Lease claiming the occurrence of any default by Trustor under the Lease or the occurrence of any event which, with the passage of time or the giving of notice or both, would constitute a default by Trustor under the Lease (and Trustor shall also promptly deliver a copy of any such notice to Beneficiary).

         5. ESTOPPEL CERTIFICATES. Promptly upon demand by Beneficiary, Trustor shall use its best efforts to obtain from Landlord and furnish to Beneficiary Landlord's estoppel certificate stating the date through which rent has been paid, whether or not there ire any defaults under such Lease, the specific nature of any claimed defaults, and any other matters reasonably requested by Beneficiary.

         6. LEGAL. Trustor shall notify Beneficiary promptly in writing of the institution of any legal proceedings (including arbitration) involving obligations under the Lease, and Beneficiary may intervene in any such legal proceedings and be made a parry to them. Trustor shall promptly provide Beneficiary with a copy of any decision rendered in connection with any such proceedings.

         7. EXECUTION OF DOCUMENTS. Trustor shall promptly execute, acknowledge and deliver to Beneficiary such instruments as may reasonably be required to permit Beneficiary to cure a default under the Lease or permit Beneficiary to take such other action as may enable Beneficiary to cure or remedy the matter in default and preserve the security interest of Beneficiary in and to the Lease. Trustor hereby irrevocably appoints Beneficiary its true and lawful attorney-in-fact in its name or otherwise to do any and all acts and execute any and all documents which Beneficiary deems necessary to preserve any rights of Trustor under the Lease, including without limitation the right to effectuate any extension or renewal of the Lease, or to preserve any rights of Trustor whatsoever in respect of any part of the Lease. The powers granted to Beneficiary in this Section are coupled with an interest and shall be irrevocable.

         8. NO LIMITATION ON BENEFICIARY'S RIGHTS. The generality of the provisions of this Addendum shall not be limited by any provision of the Trust Deed that sets forth particular obligations of Trustor as the tenant under the Lease.

         9. NO MERGER OF ESTATES. Unless Beneficiary otherwise consents in writing, so long as any obligation secured bv the Trust Deed remains unpaid or unperformed, as the case may be, neither the fee title to, nor any other estate, title or interest in, the Property shall merge with the leasehold estate under the Lease but shall always remain separate and distinct therefrom, notwithstanding the union of such estate either in Landlord, the Trustor or any other tenant under the Lease, or in a third party, by purchase or otherwise.

         10. NO TERMINATION OR MODIFICATION OF LEASE. Trustor shall not, without Beneficiary's prior written consent, surrender, terminate, forfeit, or suffer or permit the surrender, termination or forfeiture of, or materially modify or amend, the Lease. Any acquisition of Landlord's interest in the Lease by Trustor or any affiliate of Trustor shall be accomplished by Trustor in such a manner as to avoid a merger of the interests of lessor and lessee in the Lease unless prior written consent to Such merger is granted by Beneficiary. Any consent of Beneficiary hereunder may be withheld by Beneficiary in its sole and absolute discretion.

         11. LIEN ON FEE TITLE. If Trustor acquires fee title to all or any part of the Property, the Trust Deed shall automatically be a lien on the fee interest of Trustor therein.

         12. BANKRUPTCY OF LANDLORD. Notwithstanding anything to the contrary contained in the Trust Deed with respect to the Lease, and to the extent permitted by law:

                 (a) The lien of the Trust Deed attaches to all of Trustor's rights and remedies at any time arising under or pursuant to Subsection 365(h) of the 1978 Bankruptcy Code, as amended, 11 U.S.C. sections 101 et sea. (the "Bankruptcy Code"), including without limitation all of Trustor's rights to remain in possession of the Property.

                 (b) Trustor shall not, without Beneficiary's prior written consent, elect to treat the Lease as terminated under Subsection 365(h)(1) of the Bankruptcy Code. Any such election made without Beneficiary's prior written consent shall be void.

                 (c) Trustor hereby unconditionally assigns, transfers and sets over to Beneficiary all of Trustor's claims and rights to the payment of damages arising from any rejection by the Landlord of the Lease under the Bankruptcy Code. Beneficiary and Trustor shall proceed jointly or in the name of Trustor in respect of any claim, suit, action or proceeding relating to the rejection of the Lease, including without limitation the right to file and prosecute any proofs of claim, complaints, motions, applications, notices and other documents in any case in respect of Landlord under the Bankruptcy Code. This assignment constitutes a present, irrevocable and unconditional assignment of the foregoing claims, rights and remedies, and shall continue in effect until all of the Obligations secured by the Trust Deed have been satisfied and discharged in full. Any amounts received by Beneficiary or Trustor as damages arising out of the rejection of the Lease as aforesaid shall be applied first to all costs and expenses of Beneficiary (including without limitation attorneys' fees) incurred in connection with the exercise of any of its rights or remedies under this subsection and then in accordance with the other applicable provisions of The Trust.

                 (d) If, pursuant to Subsection 365(h)(1)(B) of the Bankruptcy Code, Trustor seeks to offset against the rent reserved in the Lease the amount of any damages caused by the nonperformance of any of Landlord's obligations under the Lease after the rejection by Landlord of the Lease under Subsection 365(h)(1)(A) of the Bankruptcy Code, Trustor shall, prior to effecting such offset, notify Beneficiary in writing of its intent to do so, setting forth the amounts proposed to by offset and, in the event Beneficiary objects, Trustor shall not effect any offset of the amounts to which Beneficiary objects. If Beneficiary fails to object as aforesaid within ten (10) days following Beneficiary's receipt of written notice from Trustor in accordance with the first sentence of this subsection, Trustor may proceed to offset the amounts set forth in Trustor's notice.

                 (e) If any action, proceeding, motion or notice shall be commenced or filed in respect of the Landlord or the Property in connection with any case under the Bankruptcy Code, Beneficiary and Trustor shall cooperatively conduct and control any such litigation with counsel agreed upon between Trustor and Beneficiary in connection therewith. Trustor shall, upon demand, pay to Beneficiary all reasonable costs and expenses (including reasonable attorneys' fees) paid or incurred by Beneficiary in connection with the cooperative prosecution or conduct of any such proceedings. All such costs and expenses shall be secured by the Trust Deed and shall be payable on demand, and shall bear interest at the highest legal rate.

                 (f) Trustor shall promptly, after obtaining knowledge thereof, notify Beneficiary orally Of any filing by or against Landlord of a petition under the Bankruptcy Code. Trustor shall thereafter immediately give written notice of such filing to Beneficiary, setting forth any information available to Trustor with respect to the date of such filing, the court in which such petition was filed, and the relief sought therein. Trustor shall promptly deliver to Beneficiary, following its receipt thereof, any and all notices, summonses, pleadings, applications and other documents received by Trustor in connection with any such petition and any proceedings relating thereto.

         13. ADDITIONAL EVENTS OF DEFAULT. In addition to any and all other defaults described in the Trust Deed, the occurrence of any of the following events shall be a default under the Trust Deed:

                 (a) A breach or default by Trustor with respect to any condition or obligation contained in the Lease not cured within any applicable grace period;

                 (b) The occurrence of any event or condition which gives Landlord a right to terminate or cancel the Lease not cured within any applicable grace period; and

                 (c) Trustor's failure to permit Beneficiary and/or its representatives at all reasonable times to make such investigation or examination concerning Trustor's performance and observance of the terms, covenants and conditions of the Lease as Beneficiary deems necessary or desirable.

         14. AMOUNTS ADVANCED BV BENEFICIARY. To the extent permitted by law, the price payable by Trustor or any other party in the exercise of the right of redemption, if any, from any sale under, or decree of foreclosure of, the Trust Deed shall include all rents and other amounts paid and other sums advanced by Beneficiary on behalf of Trustor as the tenant under the Lease.

         15. PREPAID RENTS AND SECURITY DEPOSITS. Trustor hereby assigns to Beneficiary a security interest in all prepaid rents and security deposits and all other security which Landlord now or hereafter holds for the performance of Trustor's obligations tinder the Lease.

         16. RENEWAL OR EXTENSION OF THE LEASE. If requested by Beneficiary, Trustor shall exercise any option or right to renew or extend the term of the Lease at least six months prior to the date of termination of any such option or right, shall give immediate written notice thereof to Beneficiary, and shall execute, acknowledge, deliver and record any documents requested by Beneficiary to evidence the lien of the Trust Deed on such extended or renewed lease term. If Trustor fails to exercise any such option or right as required herein, Beneficiary may exercise the option or right as Trustor's agent and attorney-in-fact pursuant to the Trust Deed, or in Beneficiary's own name or in the name of and on behalf of a nominee of Beneficiary, as Beneficiary may determine in its sole and absolute discretion.

         17. NO SUBLEASE OR ASSIGNMENT. Trustor may not enter into any sublease or assignment agreement with respect to all or any portion of the Property without the prior written consent of Beneficiary, which consent shall not be unreasonably withheld.

         18. SUBORDINATION OF SUBLEASES. All subleases entered into by Trustor with respect to all or any portion of the Property shall provide that
(a) such subleases are subordinate to the lien of the Trust Deed, as amended from time to time, and (b) if Beneficiary forecloses under the Trust Deed or enters into a new lease with Landlord under the Lease pursuant to the provisions for a new lease, if any, contained in the Lease, each sublease shall, if Beneficiary so elects, remain in full force and effect and the subtenant shall attorn to Beneficiary or its assignee.

         19. COPY OF LEASE. Trustor shall deposit with Beneficiary a fully executed copy of the Lease, as further security to Beneficiary, until all of the obligations secured by the Trust Deed have been fully paid and performed.

         20. NO WAIVER. Trustor shall not waive, excuse, condone or in any way release or discharge Landlord under the Lease of or from any material obligation, covenant and/or condition under the Lease without the prior written consent of Beneficiary, which consent may be withheld or denied by Beneficiary in its sole and absolute discretion.

         21. NO SUBORDINATION OF LEASE. Trustor shall not subordinate the Lease or any leasehold estate created thereunder to any mortgage, deed of trust or other encumbrance of, or lien on, the fee interest of any owner of the real property subject to such leasehold estate without the prior written consent of Beneficiary, which consent may be withheld or denied in Beneficiary'ssole and absolute discretion. Any such attempted subordination shall be void and of no force or effect if the prior written consent of Beneficiary has not first been obtained.

         22. REPRESENTATIONS AND WARRANTIES AS TO LEASE. Trustor hereby represents and warrants to Beneficiary, with respect to the Lease, as follows:

                 (a)      The Lease is in full force and effect;

                 (b) Trustor owns the entire tenant's interest in and under the Lease, and has the right and authority under the Lease to execute the Trust Deed as modified by this Addendum;

                 (c) All rents and other charges payable under the Lease have been fully paid; and

                 (d) No default under the Lease remains uncured, nor has any event occurred which, with the passage of time or service of notice or both, would constitute such a default.

         23. DEFINED TERMS. All capitalized terms used in this Addendum shall have the same meanings ascribed to them in the Trust Deed, unless otherwise defined herein.

         24. INTERPRETATION OF TRUST DEED AND ADDENDUM. The agreements set forth in this Addendum are intended to and shall have the same force and effect as if set forth at length in the Trust Deed. To the extent that any terms or provisions of this Addendum are inconsistent with any of the terms or provisions of the Trust Deed, the terms and provisions of this Addendum shall prevail and control for all purposes.

         25. AFFIRMATION OF TRUST DEED. Except as specifically modified by this Addendum, all provisions of the Trust Deed shall remain in full force and effect.